UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12.

City Holding Company
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230-1150

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a	Access the Website and	Return your proxy
touch-tone telephone:	cast your vote:	in the postage-paid
1-888-693-8683	www.cesvote.com	envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not send your proxy by mail.

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Proxy card must be signed and dated below.
ê   Please fold and detach card at perforation before mailing.   ê

City Holding Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 30, 2008.

The undersigned shareholder of City Holding Company hereby appoints John W. Alderman, III and Victoria A. Faw and each of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of City Holding Company held of record by the undersigned on March 20, 2008 at the Annual Meeting of Shareholders to be held on April 30, 2008 or any adjournment or adjournments thereof.  The undersigned shareholder authorizes the proxies to cumulate their votes at their discretion.
Dated:	,2008

Signature

Signature, if held jointly

Please Please date and sign exactly as name appears hereon.  If shares are held jointly, each shareholder should sign.  Agents, executors, administrators, guardians, trustees, etc. should use full title, and, if more than one, all should sign.  If the shareholder is a corporation, please sign full corporate name by the president or another authorized officer.  If a partnership, please sign in partnership name by authorized person.

Your vote is important

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230, so your shares may be represented at the Annual Meeting.  If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê   Please fold and detach card at perforation before mailing.   ê

CITY HOLDING COMPANY PROXY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposals 1 and 2.  You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

1.      Proposal to elect five Class III directors to serve for a term of three years.

CLASS III NOMINEES:	(1) Hugh R. Clonch	(2) Robert D. Fisher	(3) Jay C. Goldman
	(4) Charles R. Hageboeck	(5) Philip L. McLaughlin

❑	FOR (except as marked to the contrary above)	❑	WITHHOLD authority

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above.

2.	Proposal to ratify the Audit Committee and the Board of Directors’ appointment of Ernst & Young, LLP as the independent registered public accounting firm for City Holding Company for 2008.

❑	FOR	❑	AGAINST	❑	ABSTAIN

Please mark, sign, date and return the proxy promptly using the enclosed envelope.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.